Prepaid Expenses And Other Current Assets, Net	12 Months Ended
Dec. 31, 2023
Prepaid Expenses And Other Current Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

NOTE 5 — PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

Prepaid expenses and other current assets consisted of the following:

	December 31, 2023	December 31, 2022
Advance to suppliers (1)	$2,225,301	$512,900
Prepaid expenses (2)	1,306,507	217,064
Other receivables (3)	852,469	103,274
Loans to third parties (4)	749,896	-
Less: allowance for credit losses	-	-
Total prepaid expenses and other current assets, net	$5,134,173	$833,238

(1)	Advance to suppliers primarily consists of advance payments paid to suppliers for purchases of raw materials for bakery products.

(2)	Prepaid expenses primarily represent prepaid rental expenses, professional fees, and other miscellaneous expenses for the Company’s bakery stores.

(3)	Other receivables are mainly business advances to officers and staff for business travel and sundry expenses. It also includes $500,000 receivable due from a third party, as the Company entered into a cooperation agreement with the third party, and grants the third party a license to use the Chanson Greenwich’s store for events during the year ended December 31, 2023.

(4)	During the year ended December 31, 2023, the Company lent totaling $1.9 million to several third parties. Short-term loans to third-parties are mainly used for short-term funding to support the Company’s external business partners. These loans bear no interest and have terms of no more than one year. During the year ended December 31, 2023, the Company received the repayment of loans to third parties totaling $1.15 million. As of December 31, 2023, the balance of short-term loans to third-parties were $0.75 million, and is expected to be repaid in full before June 30, 2024.